Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Triplecrown Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 15, 2008	/s/ Jonathan J. Ledecky
	Name:	Jonathan J. Ledecky
	Title:	President and Secretary
(Principal Executive Officer)

Date: May 15, 2008	/s/ Eric J. Watson
	Name:	Eric J. Watson
	Title:	Chairman of the Board and Treasurer
(Principal Accounting and Financial Officer)